Trade and other receivables	12 Months Ended
Dec. 31, 2023
Trade And Other Receivables
Trade and other receivables

14.	Trade and other receivables
14.1.	Trade and other receivables

	12.31.2023	12.31.2022
Receivables from contracts with customers
Third parties	6,038	5,210
Related parties
Investees (note 36.1)	140	93
Subtotal	6,178	5,303
Other trade receivables
Third parties
Receivables from divestments and Transfer of Rights Agreement	2,162	1,922
Lease receivables	352	394
Other receivables	627	765
Related parties
Petroleum and alcohol accounts - receivables from Brazilian Federal Government	278	602
Subtotal	3,419	3,683
Total trade and other receivables, before ECL	9,597	8,986
Expected credit losses (ECL) - Third parties	(1,613)	(1,533)
Expected credit losses (ECL) - Related parties	(2)	(3)
Total trade and other receivables	7,982	7,450
Current	6,135	5,010
Non-current	1,847	2,440

Trade and other receivables are generally classified as measured at amortized cost, except for receivables with final prices linked to changes in commodity price after their transfer of control, which are classified as measured at fair value through profit or loss, amounting to US$ 503 as of December 31, 2023 (US$ 470 as of December 31, 2022).

The balance of receivables from divestments is mainly related to the Earn Out of the Atapu and Sépia fields, totaling US$ 611 (US$ 693 in 2022), from the sale of the Roncador field for US$ 360 (US$ 393 in 2022), the Carmópolis group of fields for US$ 296 (US$ 275 in 2022), and the Potiguar group of fields for US$ 265.

On September 8, 2023, the Company received US$ 362, net of withholding income taxes, relating to the first installment of Petroleum and Alcohol Accounts. The second and final installment in the amount of US$ 278 is still in a judicial account and awaits court clearance to work as a guarantee in a tax enforcement proceeding in the 11th Execution Court.

In 2023, the average term for trade receivables from third parties in the domestic market is approximately 2 days (same term in 2022) for the sale of derivatives and 20 to 27 days for the sale of crude oil (same term as in 2022). Fuel oil exports have an average receipt term between 11 and 14 days, while oil exports have a term between 8 and 12 days (in 2022, exports have average terms ranging from 12 days to 26 days for fuel oil and from 7 to 16 days for oil).

14.2.	Aging of trade and other receivables – third parties

	12.31.2023		12.31.2022
	Trade and other receivables	Expected credit losses	Trade and other receivables	Expected credit losses
Current	6,948	(34)	6,474	(39)
Overdue:
1-90 days (1)	472	(43)	189	(48)
91-180 days	19	(10)	30	(27)
181-365 days	63	(57)	63	(51)
More than 365 days	1,677	(1,469)	1,535	(1,368)
Total	9,179	(1,613)	8,291	(1,533)
(1) On January 10, 2024, Petrobras received US$ 298 from Carmo Energy as the last installment relating to the sale of the Carmópolis cluster, due on December 20, 2023.

14.3.	Changes in provision for expected credit losses – third parties and related parties

	31.12.2023	31.12.2022
Opening balance	1,536	1,448
Additions	170	136
Write-offs	(66)	(21)
Reversals	(94)	(81)
Translation adjustment	69	54
Closing balance	1,615	1,536
Current	285	245
Non-current	1,330	1,291

Accounting policy for trade and other receivables

Trade and other receivables are generally classified at amortized cost, except for certain receivables classified at fair value through profit or loss, whose cash flows are distinct from the receipt of principal and interest, including receivables with final prices linked to changes in commodity price after their transfer of control.

When the Company is the lessor in a finance lease, a receivable is recognized at the amount of the net investment in the lease, consisting of the lease payments receivable and any unguaranteed residual value accruing to the Company, discounted at the interest rate implicit in the lease.

The Company measures expected credit losses (ECL) for short-term trade receivables using a provision matrix which is based on historical observed default rates adjusted by current and forward-looking information when applicable and available without undue cost or effort.

ECL is the weighted average of historical credit losses with the respective default risks, which may occur according to the weightings. The credit loss on a financial asset is measured by the difference between all contractual cash flows due to the Company and all cash flows the Company expects to receive, discounted at the original effective interest rate.

The Company measures the allowance for ECL of other trade receivables based on their 12-month expected credit losses unless their credit risk increases significantly since their initial recognition, in which case the allowance is based on their lifetime ECL.

When determining whether there has been a significant increase in credit risk, the Company compares the risk of default on initial recognition and at the reporting date.

Regardless of the assessment of significant increase in credit risk, a delinquency period of 30 days past due triggers the definition of significant increase in credit risk on a financial asset, unless otherwise demonstrated by reasonable and supportable information.

The Company assumes that the credit risk on the trade receivable has not increased significantly since initial recognition if the receivable is considered to have low credit risk at the reporting date. Low credit risk is determined based on external credit ratings or internal methodologies.

In the absence of controversy or other issues that may result in the suspension of collection, the Company assumes that a default occurs whenever the counterparty does not comply with the legal obligation to pay its debts when due or, depending on the instrument, when it is at least 90 days past due.